Exhibit 10.2

FIFTH AMENDMENT TO LEASE AGREEMENT

THIS FIFTH AMENDMENT TO LEASE AGREEMENT is made and entered into on April 29, 2024, by and between 131 Hartwell LLC, a Massachusetts limited liability company ("Landlord") and Aldeyra Therapeutics, Inc. a Delaware corporation ("Tenant").

RECITALS:

A.
The Landlord and the Tenant executed a Lease Agreement dated September 20, 2017, a First Amendment dated November 27, 2017, a Second Amendment dated October 7, 2020, a Third Amendment dated August 12, 2021, and a Fourth Amendment dated November 22, 2023 (the "Lease") for approximately 9,351 square feet located at 131 Hartwell Ave, Third Floor, Lexington, MA 02421 (the "Leased Premises").

B.
The Term of the Lease currently expires December 31, 2024, subject to the option extension contemplated in the Lease. Tenant has requested an extension of such Term as considered in the option.

C.
Now, therefore, in consideration of the foregoing premises, the mutual agreements contained herein and, in the Lease, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Landlord and Tenant hereby agree as follows.

AGREEMENT:

1.
Term. The Term shall be amended such that the Term of the Lease shall be extended to December 3 1, 2025.
2.
Rent. The Term Base Rent of the Lease shall be amended with the following addition:

Lease Year	Annual Base Rent	Monthly Base Rent	Per Sq. Ft. Rent
1/1/2025 - 12/31/2025	$285,205.50	$23,767.13	$30.50

3.
Extension Option. The Tenant has One (1) remaining option to extend at a rate of $31.50 per Square Foot, (the "Fourth Amendment Second Additional Extended Term")

In all other matters and respects the Lease is ratified and affirmed.

IN WITNESS WHEREOF, the parties set their hands and seals to this Fifth Amendment to Lease Agreement to be executed the day and year first above written.

LANDLORD

131 Hartwell LLC

By: /s/ Charles P. Minasian

Its: Charles P. Minasian Managing Member

TENANT

Aldeyra Therapeutics, Inc.

By: /s/ Bruce M. Greenberg

Its: Bruce Greenberg Senior Vice President of Finance, Interim Chief Financial Officer